                                                                   Exhibit 10.43

                              SETTLEMENT AGREEMENT

This Settlement Agreement (the "Agreement") is entered into this day of October, 2000, between MFIC Corporation, a Delaware corporation having its principal offices at 30 Ossipee Road, Newton, Massachusetts 02464 ("MFIC"), and J.M. Huber Corporation, a New Jersey corporation having its principal offices at 333 Thornall Street, Edison, New Jersey 08837, together with its Engineered Materials Division having its principal offices at 4401 Northside Parkway, Suite 600, Atlanta, Georgia 30327 ("HUBER").

WHEREAS, MFIC commenced an action against HUBER in the United States District Court for the District of Massachusetts, Civil Action No. 00-CV-11437-EFH, (the "MFIC Case"); and

WHEREAS, HUBER commenced an action against MFIC and Epworth Manufacturing Company ("Epworth") in the Superior Court of Gordon County, Georgia, Civil Action No. 2000-CV-37580, which MFIC removed to the United States District Court for the Northern District of Georgia, Rome Division, Civil Action No. 4:00-CV-279-HLM (the "HUBER Case"); and

WHEREAS, both the MFIC Case and the HUBER Case relate to the sale of seven (7) Zinger(R) horizontal media mills purchased by HUBER from Epworth, now the Epworth Mill Division of MFIC Corporation, together with all spare parts, equipment, accessories, gauges, and accessions (collectively referred to hereinafter as the "Equipment"); and

WHEREAS, MFIC and HUBER wish to fully and finally settle and terminate all suits, causes of action, cases and controversy concerning the sale of the Equipment to HUBER.

NOW THEREFORE, in consideration of the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which both parties mutually acknowledge, MFIC and HUBER agree as follows:

1. MFIC shall pay the sum of one hundred thousand dollars ($100,000) to HUBER upon execution of this Agreement.

2. Upon execution of this Agreement, MFIC shall execute a term purchase money promissory note in the form annexed hereto as Exhibit A (the "Note") and loan and security agreement in the form annexed hereto as Exhibit B (the "Security Agreement"). The Note is in the face amount of $350,000 payable to the order of HUBER and bears interest at a rate of ten percent (10%) per annum, payable quarterly in arrears. The Note has a principal maturity date two (2) years from the execution of this Agreement. Up to and including February 28, 2001 (the "Prepayment Date"), MFIC may prepay the Note and discharge all obligations thereunder by tendering the sum of three hundred thousand dollars ($300,000) plus accrued and unpaid interest outstanding under the Note. The Security Agreement is a purchase money security agreement on the Equipment, which MFIC will repurchase from HUBER pursuant to this Agreement.

3. Simultaneously with the execution of this Agreement, HUBER shall:

     A. Execute the Mutual Cross Releases in the form as attached hereto as EXHIBIT C, releasing to the fullest extent permitted by law, but subject to the express obligations of this Agreement and Exhibits A through C hereof, any and all claims, and/or causes of action against MFIC and Epworth arising out of or relating to the purchase and use of the Equipment by HUBER; and

     B. Execute the Stipulation of Dismissal in the form annexed hereto as Exhibit D or in such other form as may be required by the Court in order to terminate, with prejudice, the HUBER Case; and

     C. Execute a bill of sale for the Equipment to transfer all of its right, title and interest free and clear of any liens, claims, charges or other encumbrances and ship to MFIC (at MFIC's direction and expense) the Equipment for reconditioning and resale by MFIC. HUBER shall retain a purchase money security interest in the Equipment or any portion thereof until resale of such Equipment, or any portion thereof, by MFIC.

4. Simultaneously with the execution of this Agreement, MFIC shall:

     A. Execute the Mutual Cross Releases in the form as attached hereto as EXHIBIT C, releasing to the fullest extent permitted by law, but subject to the express obligations of this Agreement and Exhibits A through C hereof, any and all claims, and/or causes of action against HUBER arising out of or relating to the purchase and use of the Equipment by HUBER; and

     B. Execute the Stipulation of Dismissal in the form annexed hereto as Exhibit E or in such other form as may be required by the Court in order to terminate, with prejudice, the MFIC Case.

5. The parties further covenant and agree as follows:

     A. Upon receipt of the Equipment pursuant to paragraph 3(C) hereof, MFIC shall recondition the Equipment in a manner reasonably necessary to prepare the Equipment for sale to a third party.

     B. MFIC hereby covenants and agrees to make reasonable efforts to sell the Equipment to a third party in an arms-length transaction, upon commercially reasonable terms and conditions.

     C. HUBER warrants and represents to MFIC that HUBER has good and marketable title to the Equipment free and clear of any liens, claims, charges or other encumbrances.

6. This Settlement Agreement shall be binding upon the parties and their respective successors or assigns.

7. The terms and provisions of this Agreement are contractual and not merely a recital. This Agreement is voluntarily entered into and is not based, in whole or in part, upon any representation or statement of any kind not contained herein by any party hereto or such party's respective attorneys or representatives, oral or otherwise, as to the merit, legal validity, or value of any claim, demand, right, entitlement, action or cause of action of any of the parties hereto or as to any other matter whatsoever. Each party agrees with or warrants to the other: (a) that the covenants, agreements and/or payments provided for herein, constitute good and sufficient consideration for the covenants, agreements and/or payments made or received by it; (b) that is it duly authorized to execute this Agreement; (c) that is has not heretofore assigned to any other individual or entity of any kind all or any portion of any claims released by it hereunder; and (d) that this Agreement is a full, fair, arms-length, final and complete accord, satisfaction and settlement of all matters contained herein, including all claims that were asserted or could have been asserted in the MFIC Case or the HUBER Case. The parties further acknowledge and agree that the wording in this Agreement is the product of joint cooperation, collaboration, and negotiation between the parties and their respective legal counsel.

8. This Agreement constitutes the entire agreement between the parties with respect to the subject matter of the Agreement and there are no understandings or agreements or representations relative to the Agreement which are not fully expressed in the Agreement.

9. This Agreement may be executed in a number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall comprise but a single instrument.

10. Should any provision of this Agreement be invalid or unenforceable for any reason, the remaining provisions hereof shall remain of full force and effect.

IN WITNESS WHEREOF, the parties have executed this Agreement under seal by their duly authorized representative, as of the date and year first written above.

MFIC CORPORATION


By:__________________________________________________                  Attest:_____________________________________

Name:________________________________________________                  Name:_______________________________________

Title:_______________________________________________                  Title:______________________________________
                                                                                           [Corporate Seal]

J.M. HUBER CORPORATION


By:__________________________________________________                  Attest:_____________________________________

Name:________________________________________________                  Name:_______________________________________

Title:_______________________________________________                  Title:______________________________________
                                                                                           [Corporate Seal]

EXHIBIT A

                         PURCHASE MONEY PROMISSORY NOTE

$350,000                                                   October ____, 2000
                                                           Boston, Massachusetts

FOR VALUE RECEIVED, the undersigned promises to pay to the order of J.M. HUBER CORPORATION ("CREDITOR"), a New Jersey Corporation with its principal place of business in Edison, New Jersey, the principal sum of THREE HUNDRED AND FIFTY THOUSAND DOLLARS ($350,000), with interest thereon, or on such part thereof as shall from time to time remain unpaid, from the date of this promissory note (the "Note") until paid, at the rate set forth below, payable as follows:

         Interest shall be payable on the unpaid principal balance hereunder at a rate of ten percent (10%) per annum. Interest shall be compounded annually, and shall be calculated based on a 360-day year of twelve 30-day months. Payments of accrued interest shall be paid quarterly in arrears, commencing on December 31, 2000 or, if such date falls on a non-business day, on the next business day thereafter.

         Up to and including February 28, 2001 (the "Prepayment Date"), MFIC may prepay this Note and discharge all obligations hereunder including all principal and interest whether accrued or unpaid or not, by tendering the sum of three hundred thousand dollars ($300,000), whether paid in one or more installments, plus accrued and unpaid interest outstanding on this Note (in the aggregate the "Prepayment Amount"). Upon receipt by CREDITOR of the full Prepayment Amount on or before the Prepayment Date, CREDITOR shall mark the Note paid in full and return it to MFIC.

         All outstanding principal and interest shall be due and payable on the two year anniversary of this Note. Payments shall be made to CREDITOR at its principal place of business and shall be deemed made by placing such payment in any form of traceable overnight delivery or by wire transfer.

         This Note is subject to and secured by the terms of that certain Loan and Security Agreement dated as of even date herewith between the undersigned and the CREDITOR (hereinafter, as it may be amended or supplemented from time to time, called the "Security Agreement").

         The undersigned agrees to pay all costs and expenses, including all attorneys' fees in connection with the collection of this Note upon default. The undersigned shall pay to CREDITOR a late charge of five (5%) percent of any payment of interest not paid to CREDITOR within three (3) business days after receipt by the undersigned of written notice sent by CREDITOR to the undersigned, by any form of traceable delivery whether by United States mail or any private delivery service, to the effect that said payment was not received by CREDITOR when due.

         At the option of CREDITOR, the Note shall become immediately due and payable in full without notice or demand upon the occurrence at any time of an "Event of Default" under the Security Agreement or any of the following events:
(1) default in any payment of interest due hereunder, and the continuation of such default for three (3) business days after receipt by the undersigned of written notice of such default sent by CREDITOR to the undersigned by any form of traceable delivery, whether by United States mail or any private delivery service; (2) the liquidation, termination or dissolution of the undersigned; (3) any levy, seizure or attachment of any of the undersigned's property; or (4) if the undersigned, shall: (i) cease generally to pay its obligations as they become due, or be unable, or admit in writing its inability to pay its debts as they mature, or make a general assignment for the benefit of, or enter into any composition, trust mortgage or other arrangement with creditors; (ii) apply for, or consent (by admission of material allegations of a petition or otherwise) to the appointment of a receiver, trustee or liquidator of the undersigned, or of a substantial part of its assets, or authorize such application or consent, or proceedings seeking such appointment shall be commenced against the undersigned, and continue undismissed for sixty (60) days; or (iii) apply for, or consent (by admission of material allegations of a petition or otherwise) to the application of any bankruptcy, reorganization, readjustment of debt, insolvency, dissolution, liquidation or other similar law of insolvency, dissolution, liquidation or other similar law of any jurisdiction, or authorize such application or consent, or proceedings to such and shall be instituted against the undersigned, and remain unstayed or undismissed for sixty (60) days, be approved as properly instituted or result in adjudication of bankruptcy or insolvency.

         The undersigned hereby: (1) waives presentment, demand, protest and notices of every kind and description (other than any notice of default in payment as herein provided); (2) waives any defenses based upon, and specifically assents to, any and all extensions and postponements of the time of payment and all other indulgences and forbearances which may be granted by the holder to the undersigned; and (3) agrees to be bound by all other terms contained in this Note.

         No delay or omission on the part of CREDITOR in exercising any right hereunder shall operate as a waiver of such right or of any other right of CREDITOR, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

         No single or partial exercise of any power hereunder shall preclude other or future exercise thereof or the exercise of any other power.

Signed in the presence of:                                MFIC CORPORATION


____________________________________________              By:______________________________

                                                          Name:____________________________

                                                          Title:___________________________

EXHIBIT C

                              MUTUAL CROSS RELEASES

         This MUTUAL CROSS RELEASE AGREEMENT (the "Release") is made as of October ____, 2000, by and between MFIC Corporation ("MFIC"), a Delaware corporation, and J.M. HUBER Corporation ("HUBER"), a New Jersey corporation.

         WHEREAS, except for the obligations contained in a Settlement Agreement of even date herewith, HUBER and MFIC wish to settle all claims between HUBER and MFIC arising out of or relating to the purchase and use of the Equipment (as "Equipment" is defined in the Settlement Agreement of even date herewith; hereinafter the "Equipment") including all pending litigation.

         NOW THEREFORE, for good and valuable consideration and the mutual payment of one dollar, the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Release of HUBER. MFIC, together with any of its subsidiaries or divisions, hereby jointly and severally remise, release and forever discharge HUBER and its representatives, successors, assigns, and all persons acting through, by or in concert with it from any and all debts, demands, actions, torts, breaches, causes of action, suits, accounts, covenants, agreements, contingencies, promises, understandings, damages, expenses, compensation, claims or liabilities that any of the releasors now has, may have or ever had, whether in law or in equity, or whether known or unknown, from the beginning of the world to the date hereof arising out of or relating to the purchase and use of the Equipment by HUBER, including but not limited to, any claim relating to, arising out of or that could have been made in either J.M. Huber Corporation v. MFIC Corporation and Epworth Manufacturing Company, a/k/a Epworth Morehouse-COWLES, a/k/a Lake Shore Industries, Inc., Civil Action No. 4:00-CV-279-HLM, pending in the United States District Court for the Northern District of Georgia, Rome Division, or MFIC Corporation v. J. M. Huber Corporation , Civil Action No. 00-CV-11437-EFH, pending in the United States District Court for the District of Massachusetts. MFIC acknowledges that subsequent to the date of this Release, it may determine that it has incurred or suffered loss, damage, or injuries related to the releases herein given, but which were unknown or unanticipated at the time this Release was executed. MFIC assumes the risk that the releases contained herein shall apply to all unknown and unanticipated results arising from or related to the releases herein given, as well as to results known and anticipated, and has so acted upon the advice of legal counsel. Notwithstanding anything in this Release to the contrary, there shall be no release of the covenants terms and conditions of the Settlement Agreement of even date herewith, including without limitation Exhibits A through C thereof.

         2. Release of MFIC, Epworth and Lakeshore. HUBER, together with any of its subsidiaries or divisions, hereby jointly and severally remise, release and forever discharge MFIC, Epworth Manufacturing Company, Epworth Morehouse-COWLES, and Lake Shore Industries, Inc. and their representatives, successors, assigns, and all persons acting through, by or in concert with them from any and all debts, demands, actions, torts, breaches, causes of action, suits, accounts, covenants, agreements, contingencies, promises, understandings, damages, expenses, compensation, claims or liabilities that any of the releasors now has, may have or ever had, whether in law or in equity, or whether known or unknown, from the beginning of the world to the date hereof arising out of or relating to the purchase and use of the Equipment by HUBER, including but not limited to, any claim relating to, arising out of or that could have been made in either J.M. Huber Corporation v. MFIC Corporation and Epworth Manufacturing Company, a/k/a Epworth Morehouse-COWLES, a/k/a Lake Shore Industries, Inc., Civil Action No. 4:00-CV-279-HLM, pending in the United States District Court for the Northern District of Georgia, Rome Division, or MFIC Corporation v.
J.M. Huber Corporation , Civil Action No. 00-CV-11437-EFH, pending in the United States District Court for the District of Massachusetts. HUBER acknowledges that subsequent to the date of this Release, it may determine that it has incurred or suffered loss, damage, or injuries related to the releases herein given, but which were unknown or unanticipated at the time this Release was executed. HUBER assumes the risk that the releases contained herein shall apply to all unknown and unanticipated results arising from or related to the releases herein given, as well as to results known and anticipated, and has so acted upon the advice of legal counsel. Notwithstanding anything in this Release to the contrary, there shall be no release of: (i) the covenants, terms and conditions of the Settlement Agreement of even date herewith, including without limitation Exhibits A through C thereof; or (ii) any claim over by Huber against MFIC for any debts, demands, actions, torts, breaches, causes of action, suits, accounts, covenants, agreements, contingencies, promises, understandings, damages, expenses, compensation, claims or liabilities asserted by a third party against Huber arising out of or relating to the resale of the Equipment by MFIC.

         3. Valid Consideration. The parties hereto warrant, represent and acknowledge that this Release is executed and delivered by the parties hereto for adequate consideration and value and is valid, binding and enforceable in accordance with its terms.

         4. No Duress. The parties hereto warrant, represent and acknowledge that they have executed and delivered this Release without any duress or wrongful pressure whatsoever imposed by any party hereto or by any other person or entity acting on behalf of or in concert with any party hereto or by any independent third party, and that this Release has been executed as the free act and deed of the parties hereto.

         5. No Alienation of Claims. The parties hereto warrant and represent to one another that they have not granted or purported to grant to any other person or entity any interest whatsoever in any claim, action or cause of action released herein, as security or otherwise, and that their execution hereof does not require the consent of or notice to any third party in order to be fully effective as to any claim, action or cause of action that may have existed in favor of them at any time.

         6. Effective Date. The effective date (the "Effective Date") shall be the date as of which all parties hereto have executed and delivered this Release. This Release shall not be enforceable against any party prior to the Effective Date.

         7. Entire Agreement. The parties hereto acknowledge, warrant and represent that the effect of this Release is not subject to any condition that has not been satisfied fully and completely as of its Effective Date and that there are no other agreements between the parties hereto, either oral or in writing, that impair the scope of this Release or its validity, binding effect or enforceability in any respect whatsoever, other than the Settlement Agreement between the parties dated as of the date hereof. This release is intended to be broadly construed to effect the purposes and intent of the parties hereto.

         8. Amendment and Waiver. No provisions hereof may be amended or waived other than by written document executed and delivered by the parties hereto.

         9. No Admission. It is expressly understood and agreed by all parties hereto that this Release is entered into for the purpose of avoiding litigation, and the request of the parties hereto that one another execute this Release does not constitute an admission by the parties hereto of the existence of any claim, action, cause of action or defense on behalf of the parties hereto or any other person or entity.

         10. Admissibility of Release. This Release may be pleaded in any action or other proceeding which may be brought, instituted or taken in connection with the matters addressed herein, by one party hereto against the other person or entity.

         11. Assignment. This Release shall be binding upon the heirs, successors and assigns of the parties hereto and shall inure to the benefit of the heirs, successors and assigns of the parties hereto.

         12. Severability. Should any provision of this Release be invalid or unenforceable for any reason, the remaining provisions hereof shall remain of full force and effect.

         13. Counterparts. This Release may be executed in one or more counterparts and each such counterpart shall constitute an original.

         IN WITNESS WHEREOF, the parties have executed this Agreement under seal by their duly authorized representative, as of the date and year first written above.

MFIC CORPORATION


By:__________________________________________________                  Attest:_____________________________________

Name:________________________________________________                  Name:_______________________________________

Title:_______________________________________________                  Title:______________________________________
                                                                                           [Corporate Seal]

J.M. HUBER CORPORATION


By:__________________________________________________                  Attest:_____________________________________

Name:________________________________________________                  Name:_______________________________________

Title:_______________________________________________                  Title:______________________________________
                                                                                           [Corporate Seal]

EXHIBIT D

                          UNITED STATES DISTRICT COURT
                                     for the
                          NORTHERN DISTRICT OF GEORGIA
                                  ROME DIVISION

------------------------------------
J.M. HUBER CORPORATION,             )
                                    )
Plaintiff,                          )
                                    )        Civil Action No. 4:00-CV-279-HLM
v.                                  )
                                    )
MFIC CORPORATION, et al.            )
                                    )
Defendants.                         )
------------------------------------)

                       VOLUNTARY STIPULATION OF DISMISSAL

   Pursuant to Fed. R. Civ. P. Rule 41(a)(1), the parties in the above-captioned action hereby stipulate to the voluntary dismissal of all claims and counterclaims with prejudice and without costs to any party.

MFIC Corporation                                            J. M. Huber Corporation
By its attorneys,                                           By its attorneys,

_________________________________________                   __________________________________________
Leslie A. Allen, Georgia Bar No. 011150                     William B. B. Smith Georgia Bar No. 664637
Joseph R. Manning, Georgia Bar No. 469600                   Mark R. Bridwell Georgia Bar No. 081601
Morris, Manning & Martin, LLP                               Jones, Day, Reavis & Pogue
1600 Atlanta Financial Center                               3500 SunTrust Plaza
3343 Peachtree Road, N.E.                                   303 Peachtree Street
Atlanta, GA  30326                                          Atlanta, GA  30308-3242
(404) 233-7000                                              (404) 521-3939


Dated: October  , 2000

Exhibit E

                          UNITED STATES DISTRICT COURT
                                     for the
                            DISTRICT OF MASSACHUSETTS

------------------------------------
                                    )
MFIC CORPORATION,                   )
                                    )
Plaintiff,                          )
                                    )        Civil Action No. 00-CV-11437-EFH
v.                                  )
                                    )
J.M. HUBER CORPORATION,             )
                                    )
Defendant.                          )
------------------------------------)

                       VOLUNTARY STIPULATION OF DISMISSAL

   Pursuant to Fed. R. Civ. P. Rule 41(a)(1), the parties in the above-captioned action hereby stipulate to the voluntary dismissal of all claims and counterclaims with prejudice and without costs to any party.

J. M. Huber Corporation                                MFIC Corporation
By its attorneys,                                      By its attorneys,


________________________________                       ____________________________________
William B. B. Smith                                    William A. Zucker, Esq., BBO #541240
Georgia Bar No. 664637                                 Gadsby Hannah LLP
Mark R. Bridwell                                       225 Franklin Street
Georgia Bar No. 081601                                 Boston, MA  02110
Jones, Day, Reavis & Pogue                             (617) 345-7000
3500 SunTrust Plaza
303 Peachtree Street
Atlanta, GA  30308-3242
(404) 521-3939

Dated: October  , 2000